EXHIBIT 10(c)

[Letterhead of Piper Marbury Rudnick & Wolfe LLP]

6225 Smith Avenue Baltimore, Maryland 21209-3600 www.piperrudnick.com

MAIN	PHONE FAX	(410) 580-3000 (410) 580-3001

January 25, 2002

MERCURY FUNDS, INC. 800 Scudders Mill Road Plainsboro, New Jersey 08536

Registration Statement on Form N-1A

Ladies and Gentlemen:

Please refer to our opinion letter to you of June 12, 2000, concerning certain matters of Maryland law relating to the incorporation of Mercury Asset Management Funds, Inc. (now named, Mercury Funds, Inc.), a Maryland corporation (the “Corporation”), and the shares of common stock, $.0001 par value, of Class I, Class A, Class B, and Class C (the “Shares”) of the Mercury Select Growth Fund, a series of the Corporation. We hereby confirm the opinion stated in that letter, as of the date thereof, and consent to your filing a copy of the same with Post-Effective Amendment No. 2 to the Fund’s Registration Statement on Form N-1A, Registration No. 333-32242, pursuant to the Securities Act of 1933, as amended, and Post-Effective Amendment No. 30 to its Registration Statement pursuant to the Investment Company Act of 1940, as amended, Registration No. 811-08797 (collectively, the “Amendment”), relating to the Shares.

Very truly yours,

PIPER MARBURY RUDNICK & WOLFE LLP